Income Taxes - Summary of Deferred Tax Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets
Deductible temporary difference related to advertising expenses	¥ 50,958	¥ 16,167
Deductible temporary difference related to accruals and other payables	20,983	13,309
Tax losses carried forward	35,978	19,707
Total deferred tax assets	107,919	49,183
Less: Valuation allowance	(90,979)	¥ (49,183)	¥ (21,855)	¥ (3,893)
Total deferred tax assets	¥ 16,940